UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code) Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: September 30
Date of reporting period: October 1, 2018 – December 31, 2018

Item 1.    Schedule of Investments.
Attached hereto.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2018

	Shares	Value
COMMON STOCKS† - 4.6%
Utilities - 3.9%
TexGen Power LLC*,††	65,297	$2,513,935
	–	–
Energy - 0.7%
SandRidge Energy, Inc.*	38,619	293,890
Approach Resources, Inc.*	143,360	125,010
Titan Energy LLC*	23,593	7,078
Total Energy		425,978
Total Common Stocks
(Cost $4,295,799)		2,939,913
MONEY MARKET FUND† - 0.3%
Dreyfus Treasury Securities Cash Management — Institutional Class 2.20%[1]	206,689	206,689
Total Money Market Fund
(Cost $206,689)		206,689

	Face Amount~
CORPORATE BONDS†† - 102.0%
Energy - 64.2%
Unit Corp.
6.63% due 05/15/21[2]	3,050,000	2,775,500
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[2]	2,350,000	2,256,000
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[3]	2,345,000	2,204,300
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25[2]	2,200,000	2,024,000
Whiting Petroleum Corp.
5.75% due 03/15/21[2]	2,050,000	1,947,500
PDC Energy, Inc.
5.75% due 05/15/26	1,500,000	1,335,000
6.13% due 09/15/24	450,000	416,250
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[2,3]	2,000,000	1,720,000
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	850,000	875,779
5.63% due 04/15/23[2]	750,000	790,185
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[2]	1,500,000	1,563,981
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2,3]	1,500,000	1,547,074
Newfield Exploration Co.
5.38% due 01/01/26[2]	1,550,000	1,519,000
Trinidad Drilling Ltd.
6.63% due 02/15/25[3]	1,450,000	1,462,325
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[2]	1,300,000	1,251,250
5.75% due 04/01/25	200,000	185,500

	Face Amount~	Value
CORPORATE BONDS†† - 102.0% (continued)
Energy - 64.2% (continued)
Bruin E&P Partners LLC
8.88% due 08/01/23[3]	1,550,000	$1,379,500
Antero Resources Corp.
5.00% due 03/01/25	1,500,000	1,357,500
Hess Corp.
4.30% due 04/01/27[2]	1,200,000	1,099,601
7.88% due 10/01/29	200,000	223,691
Parkland Fuel Corp.
6.00% due 04/01/26[3]	1,400,000	1,312,500
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[2,3]	1,500,000	1,297,500
Indigo Natural Resources LLC
6.88% due 02/15/26[2,3]	1,450,000	1,247,000
DCP Midstream Operating, LP
5.35% due 03/15/20[3]	1,025,000	1,028,844
MPLX, LP
4.88% due 12/01/24	1,000,000	1,017,931
TerraForm Power Operating LLC
6.63% due 06/15/25[3]	1,000,000	1,010,000
Pattern Energy Group, Inc.
5.88% due 02/01/24[2,3]	1,000,000	965,000
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	930,000
SRC Energy, Inc.
6.25% due 12/01/25	1,050,000	871,500
Alta Mesa Holdings Limited Partnership / Alta Mesa Finance Services Corp.
7.88% due 12/15/24	1,338,000	829,560
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25	600,000	597,000
Basic Energy Services, Inc.
10.75% due 10/15/23[3]	650,000	555,750
Gibson Energy, Inc.
5.25% due 07/15/24[3]	CAD 700,000	497,589
Phillips 66 Partners, LP
3.55% due 10/01/26	500,000	467,333
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	358,000
Total Energy		40,919,443
Utilities - 10.1%
LBC Tank Terminals Holding Netherlands B.V.
6.88% due 05/15/23[2,4]	2,080,000	1,851,200
AES Corp.
5.50% due 04/15/25	1,000,000	992,500
Terraform Global Operating LLC
6.13% due 03/01/26[3]	1,025,000	953,250
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25[2]	850,000	777,750
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[3]	800,000	772,000

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2018

	Face Amount~	Value
CORPORATE BONDS†† - 102.0% (continued)
Utilities - 10.1% (continued)
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	775,000	$685,875
Clearway Energy Operating LLC
5.75% due 10/15/25[3]	400,000	382,000
Total Utilities		6,414,575
Communications - 8.5%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[2,3]	1,475,000	1,150,500
EIG Investors Corp.
10.88% due 02/01/24	1,050,000	1,123,500
Altice France S.A.
7.38% due 05/01/26[3]	900,000	825,750
8.13% due 02/01/27[3]	300,000	282,750
MDC Partners, Inc.
6.50% due 05/01/24[2,3]	1,025,000	932,750
Cengage Learning, Inc.
9.50% due 06/15/24[2,3]	1,125,000	765,000
DISH DBS Corp.
7.75% due 07/01/26	450,000	372,375
Total Communications		5,452,625
Consumer, Cyclical - 6.3%
Ferrellgas Partners Limited Partnership / Ferrellgas Partners Finance Corp.
8.63% due 06/15/20	1,665,000	1,190,475
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	1,200,000	1,062,000
Titan International, Inc.
6.50% due 11/30/23	1,050,000	939,750
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 01/15/22[2]	450,000	366,750
TVL Finance PLC
8.50% due 05/15/23	GBP 160,000	209,005
Williams Scotsman International, Inc.
7.88% due 12/15/22[3]	175,000	171,062
American Tire Distributors, Inc.
10.25% due 03/01/22[3,5]	425,000	63,750
Total Consumer, Cyclical		4,002,792
Industrial - 4.9%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	1,850,000	1,752,875
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	991,000	1,007,104

	Face Amount~	Value
CORPORATE BONDS†† - 102.0% (continued)
Industrial - 4.9% (continued)
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3]	350,000	$338,625
Total Industrial		3,098,604
Financial - 4.4%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[3]	450,000	416,250
7.38% due 04/01/20[3]	400,000	399,000
6.88% due 04/15/22[3]	350,000	340,375
7.50% due 04/15/21[3]	200,000	199,500
Hunt Companies, Inc.
6.25% due 02/15/26[3]	550,000	469,920
AmWINS Group, Inc.
7.75% due 07/01/26[3]	350,000	330,750
Lincoln Finance Ltd.
6.88% due 04/15/21	EUR 250,000	292,197
USIS Merger Sub, Inc.
6.88% due 05/01/25[3]	200,000	183,620
NFP Corp.
6.88% due 07/15/25[3]	200,000	179,000
Total Financial		2,810,612
Consumer, Non-cyclical - 2.6%
Midas Intermediate Holdco II LLC
7.88% due 10/01/22[3]	825,000	750,750
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[3]	400,000	324,000
Beverages & More, Inc.
11.50% due 06/15/22[3]	400,000	308,000
Endo Finance LLC / Endo Finco, Inc.
5.38% due 01/15/23[3]	375,000	285,000
Total Consumer, Non-cyclical		1,667,750
Basic Materials - 1.0%
Eldorado Gold Corp.
6.13% due 12/15/20[3]	680,000	618,800
Total Corporate Bonds
(Cost $69,604,539)		64,985,201
SENIOR FLOATING RATE INTERESTS††,2,7 - 26.7%
Utilities - 8.6%
MRP Generation Holding
9.80% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	1,955,000	1,867,025
Panda Power
9.30% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,943,056	1,732,565
Panda Moxie Patriot
8.55% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 12/19/20	1,064,411	1,038,471

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2018

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,2,7 - 26.7% (continued)
Utilities - 8.6% (continued)
Stonewall
8.30% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	868,208	$858,806
Total Utilities		5,496,867
Energy - 6.3%
Permian Production Partners
8.51% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	1,706,250	1,655,063
Penn Virginia Holding Corp.
9.53% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22	1,275,000	1,262,250
Summit Midstream Partners, LP
8.52% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	755,833	738,827
Ultra Petroleum, Inc.
6.47% (3 Month USFD LIBOR + 4.00%, Rate Floor: 5.00%) due 04/12/24	428,000	380,385
Total Energy		4,036,525
Industrial - 4.4%
Arctic Long Carriers
7.02% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23	1,970,000	1,901,050
Diversitech Holdings, Inc.
10.30% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	500,000	477,500
YAK MAT (YAK ACCESS LLC)
12.43% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	434,500
Total Industrial		2,813,050
Consumer, Cyclical - 4.4%
Accuride Corp.
8.05% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,868,541	1,768,892
Mavis Tire Express Services Corp.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	483,016	464,903
Blue Nile, Inc.
9.02% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	254,375	251,831

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,2,7 - 26.7% (continued)
Consumer, Cyclical - 4.4% (continued)
EnTrans International, LLC
8.52% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	250,000	$247,500
American Tire Distributors, Inc.
11.25% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 10/05/19	59,137	58,842
Total Consumer, Cyclical		2,791,968
Technology - 1.6%
Planview, Inc.
12.27% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,6	1,000,000	989,485
Basic Materials - 0.6%
PetroChoice Holdings
7.53% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	399,006	389,030
Communications - 0.4%
Cengage Learning Acquisitions, Inc.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	311,500	265,943
Financial - 0.4%
PSS Companies
7.30% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 01/28/20	219,785	214,290
Total Senior Floating Rate Interests
(Cost $17,495,758)		16,997,158
ASSET-BACKED SECURITIES†† - 0.7%
Collateralized Loan Obligations - 0.7%
Jamestown CLO V Ltd.
2014-5A, 7.55% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[3,7]	500,000	438,677
Total Asset-Backed Securities
(Cost $426,212)		438,677
Total Investments - 134.3%
(Cost $92,028,997)		$85,567,638
Other Assets & Liabilities, net - (34.3)%		(21,841,229)
Total Net Assets - 100.0%		$63,726,409

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	700,000	CAD	01/14/19	$523,276	$513,141	$10,135
Morgan Stanley	258,000	EUR	01/14/19	294,099	295,925	(1,826)
Barclays	166,000	GBP	01/14/19	208,923	211,748	(2,825)
						$5,484

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2018

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Rate indicated is the 7-day yield as of December 31, 2018.
2
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of December 31, 2018, the total market value of segregated or earmarked securities was $43,500,699.

3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $28,108,461 (cost $30,596,867), or 44.1% of total net assets.

4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,851,200 (cost $2,127,415), or 2.9% of total net assets — See Note 6.

5	Security is in default of interest and/or principal obligations.
6	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $989,485, (cost $989,408) or 1.6% of total net assets.
7
Variable rate security.  Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

B.V. —	Limited Liability Company
CAD —	Canadian Dollar
CLO —	Collateralized Loan Obligation
EUR —	Euro
GBP —	British Pound
LIBOR —	London Interbank Offered Rate
LLC —	Limited Liability Company
plc —	Public Limited Company
USD —	United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$425,978	$2,513,935	$—	$2,939,913
Money Market Fund	206,689	—	—	206,689
Corporate Bonds	—	64,985,201	—	64,985,201
Senior Floating Rate Interests	—	16,007,673	989,485	16,997,158
Asset-Backed Securities	—	438,677	—	438,677
Forward Foreign Currency Exchange Contracts**	—	10,135	—	10,135
Total Assets	$632,667	$83,955,621	$989,485	$85,577,773

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$4,651	$—	$4,651
Unfunded Loan Commitments (Note 5)	—	2,422	—	2,422
Total Liabilities	$—	$7,073	$—	$7,073

** This derivative is reported as unrealized appreciation/depreciation at period end.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2018

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $22,653,541 are categorized as Level 2 within the disclosure hierarchy. See Note 3.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2018	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Senior Floating Rate Interests	$ 989,485	Yield Analysis	Yield	12.6%	—

Significant changes in a yield would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended December 31, 2018, there were no transfers between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2018:

LEVEL 3 - Fair value measurement using significant unobservable inputs
	Assets	Liabilities
	Senior Floating Rate Interests	Unfunded Loan Commitments
Beginning Balance	$988,893	$ (-	)*
Purchases/(Receipts)	-	-
(Sales, maturities and paydowns)/Fundings	-	-
Amortization of discount/premiums	576	-
Total realized gains (losses) included in earnings	-	-
Total change in unrealized appreciation (depreciation) included in earnings	16	(-	)*
Ending Balance	$989,485	$-
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2018	$16	$-
* Market value is less than $1.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2018

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) provides advisory services to the Fund. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Fund. GFIA and GFD are affiliated entities.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sales price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2018

exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Investments (“GI”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes.  If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened, and the value at the time it was closed.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.

Note 2 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2018

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

 The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2018

investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At December 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$ 92,028,997	$ 1,350,472	$ (7,806,347)	$ (6,455,875)

Note 5 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of December 31, 2018. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of December 31, 2018, were as follows:

Borrower	Maturity Date	Face Amount	Value
Mavis Tire Express Services Corp.	03/20/25	$64,593	$2,422

Note 6 – Restricted Security
The security below is considered illiquid and restricted under guidelines established by the Board:

Restricted Security	Acquisition Date	Cost	Value
LBC Tank Terminals Holding Netherlands B.V.
6.88% due 05/15/23[1]	09/24/15	$2,127,415	$1,851,200
		$2,127,415	$1,851,200

[1]	All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments.

OTHER INFORMATION (Unaudited)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2.    Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.    Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Energy & Income Fund

By:          /s/ Brian E. Binder
Brian E. Binder
President and Chief Executive Officer

Date: March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Brian E. Binder
Brian E. Binder
President and Chief Executive Officer

Date: March 1, 2019

By:          /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: March 1, 2019